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                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                                  $400,000,000

                                LEAR CORPORATION

                          5-3/4% SENIOR NOTES DUE 2014

                               PURCHASE AGREEMENT

                                                                   July 29, 2004

J.P. Morgan Securities Inc.
Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Banc of America Securities LLC
Deutsche Bank Securities Inc.
ABN AMRO Incorporated
BNP Paribas Securities Corp.
Calyon Securities (USA) Inc.
Mizuho International plc
Scotia Capital (USA) Inc.
SunTrust Capital Markets, Inc.
Wachovia Capital Markets, LLC
c/o J.P. Morgan Securities Inc.
   270 Park Avenue
   New York, New York 10017

Dear Sirs:

      1. Introductory. Lear Corporation, a Delaware corporation (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell the several initial purchasers named in Schedule A hereto (the "PURCHASERS") $400,000,000 principal amount of its 5-3/4% Senior Notes due 2014 (the "NOTES"), to be guaranteed on a joint and several basis by the Guarantors listed on Schedule B hereto (each a "GUARANTOR" and together, the "GUARANTORS"). The Notes and the guarantees of the Guarantors (the "GUARANTEES" and, together with the Notes, the "SECURITIES")) are to be issued pursuant to the provisions of an Indenture dated as of August 3, 2004 (the "INDENTURE") among the Company, the Guarantors and BNY Midwest Trust Company, as trustee (the "TRUSTEE").

      The Securities will be offered without being registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act and in offshore transactions in reliance on Regulation S under the Securities Act ("REGULATION S").

      The Purchasers and their direct and indirect transferees will be entitled to the benefits of a Registration Rights Agreement dated as of August 3, 2004 among the Company, the Guarantors and the Purchasers (the "REGISTRATION RIGHTS AGREEMENT"). Pursuant to the Registration Rights Agreement, each of the Company and the Guarantors has agreed to file with the Securities and Exchange Commission (the "COMMISSION") (i) a registration statement (the "EXCHANGE OFFER REGISTRATION STATEMENT") under the Securities Act registering the offering of notes (the "EXCHANGE NOTES") and related guarantees with substantially identical terms in all material respects to the Securities (except that the Exchange Notes will not contain terms with respect to transfer restrictions or additional interest) to be offered in exchange for the Securities and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the

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Securities Act (the "SHELF REGISTRATION STATEMENT" and, together with the
Exchange Offer Registration Statement, the "REGISTRATION STATEMENTS").

      In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum (the "PRELIMINARY OFFERING DOCUMENT") and will prepare a final offering memorandum (the OFFERING DOCUMENT") including or incorporating by reference a description of the terms of the Securities, the terms of the offering, and a description of the Company. As used herein, the terms "PRELIMINARY OFFERING DOCUMENT" and "OFFERING DOCUMENT" shall include in each case the documents incorporated by reference therein prior to the Closing Date (as defined in Section 3). The terms "SUPPLEMENT", "AMENDMENT" and "AMEND" as used herein with respect to either the Preliminary Offering Document or the Offering Document shall include all documents deemed to be incorporated by reference in the Preliminary Offering Document or Offering Document that are filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") subsequent to the date of such Offering Document and prior to the Closing Date.

      The Company and the Guarantors each hereby agrees with the several Purchasers as follows:

      2. Representations and Warranties of the Company and the Guarantors. The Company and the Guarantors each represents and warrants to, and agrees with, the several Purchasers that:

            (a) (i) Each document filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Preliminary Offering Document or the Offering Document (collectively, the "EXCHANGE ACT REPORTS") complied, on the date originally filed, or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder and (ii) the Preliminary Offering Document as of its date did not contain and the Offering Document, in the form used by the Purchasers to confirm sales and on the Closing Date, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements in or omissions from the Preliminary Offering Document or the Offering Document based upon written information furnished to the Company by any Purchaser through J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives (the "REPRESENTATIVES") specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

            (b) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified would not individually or in the aggregate have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole ("MATERIAL ADVERSE EFFECT").

            (c) The Company has an authorized capitalization as set forth in the Offering Document under the heading "Capitalization."

            (d) Each subsidiary of the Company, including, without limitation, each of the Guarantors, has been duly incorporated and is an existing corporation or other entity in good standing under the laws of the jurisdiction of its formation, with power and authority (corporate or other) to own its properties and conduct its business as described in the Offering Document; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except to the extent that the failure to be so qualified would not individually or in the aggregate have a Material Adverse Effect; all of the issued and outstanding capital stock of each

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      subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and, except as otherwise disclosed in the Offering Document, the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects (other than liens and other encumbrances that will be permitted under the terms of the Indenture).

            (e) On the Closing Date, the Indenture will have been duly authorized by the Company and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company and each of the Guarantors enforceable against the Company and each of the Guarantors in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Indenture will conform in all material respects with the description thereof contained in the Offering Document; and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

            (f) On the Closing Date, the Notes will have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Guarantees have been duly authorized by each of the Guarantors and, when the Notes have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms and entitled to the benefits of the Indenture, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities will conform in all material respects with the description thereof contained in the Offering Document.

            (g) On the Closing Date, the Exchange Notes and the related guarantees will have been duly authorized by the Company and each of the Guarantors and, when duly executed, authenticated, issued and delivered as contemplated by the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer, and each of the Guarantors, as guarantor, enforceable against the Company and each of the Guarantors in accordance with their terms and entitled to the benefits of the Indenture, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Exchange Notes will conform in all material respects with the description thereof contained in the Offering Document.

            (h) Except as disclosed in the Offering Document, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Purchaser for a brokerage commission, finder's fee or other like payment in connection with the offer and sale of the Securities.

            (i) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required in connection with the transactions contemplated herein or in the Indenture or the Registration Rights Agreement, except (i) such as will be obtained or made under the Securities Act, the Exchange Act, and the Trust Indenture Act, (ii) such as may be required under the blue sky laws of any state or the laws of any foreign jurisdiction in connection with the purchase and distribution of the Securities by the Purchasers in the manner contemplated herein and

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      in the Offering Document and the Registration Rights Agreement and (iii)
      such as may be required by the National Association of Securities Dealers, Inc.

            (j) Neither the Company nor any of its subsidiaries is in breach or violation of any of the terms and provisions of, or in default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their material properties, or any material agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the material properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary where any such breach, violation or default would reasonably be expected to have a Material Adverse Effect.

            (k) The execution, delivery and performance by the Company and each of the Guarantors of the Indenture, this Agreement and the Registration Rights Agreement, the execution, delivery and performance by the Company of the Notes, the execution, delivery and performance by the Guarantors of the Guarantees, the compliance with the terms and provisions thereof and the issuance and sale of the Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their material properties, or any material agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the material properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, and the Company and each of the Guarantors has full power and authority to authorize, issue and sell the Notes and the Guarantees, respectively, as contemplated by this Agreement.

            (l) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors. On the Closing Date, the Registration Rights Agreement will have been duly authorized, and when the Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Registration Rights Agreement will have been duly executed and delivered by the Company and each of the Guarantors and, assuming the due authorization, execution and delivery the Purchasers, will constitute a valid and legally binding obligation of the Company and each of the Guarantors, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and except as rights to indemnification and contribution may be limited under applicable law or public policy considerations.

            (m) Except as disclosed in the Offering Document, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them, with such exceptions as would not reasonably be expected to have a Material Adverse Effect; and except as disclosed in the Offering Document, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that would have a Material Adverse Effect.

            (n) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

            (o) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that could be reasonably expected to have a Material Adverse Effect.

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            (p) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

            (q) Except as disclosed in the Offering Document, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

            (r) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, or would materially and adversely affect the ability of the Company or the Guarantors to perform their obligations under the Indenture, this Agreement or the Registration Rights Agreement, or which are otherwise material in the context of the sale of the Securities; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

            (s) The financial statements included in the Offering Document present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Offering Document, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; Ernst & Young LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder.

            (t) Except as disclosed in the Offering Document (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), since the date of the latest audited financial statements included in the Offering Document there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Offering Document (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

            (u) The Company is subject to the reporting requirements of either
      Section 13 or Section 15(d) of the Exchange Act.

            (v) Neither the Company nor any of the Guarantors is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act of 1940 (the "INVESTMENT COMPANY ACT"); and neither the Company nor any of the Guarantors is nor, after giving effect to the offering and sale of the Securities

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      and the application of the proceeds thereof as described in the Offering
      Document, will be an "investment company" as defined in the Investment Company Act.

            (w) No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Securities are listed on any national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

            (x) Assuming the accuracy of the representations and warranties, and the performance of the covenants, of the Purchasers and the Company in
      Section 4, the offer and sale of the Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof; and until such time as the Exchange Offer Registration Statement or the Shelf Registration Statement is filed with the Commission, it is not necessary to qualify an indenture in respect of the Securities under the Trust Indenture Act.

            (y) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold, in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities
      Act) the Securities or any security of the same class or series (as defined in Rule 144A under the Securities Act) as the Securities or (ii) has offered or will offer or sell the Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such Securities sold in reliance on Rule 903 of Regulation S ("REGULATION S") under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company, its affiliates and any person acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Securities except for this Agreement.

            (z) The Company and, to the best knowledge of the Company, the Company's directors and officers, in their capacities as such, are in compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company.

      3. Purchase, Sale and Delivery of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company, at a purchase price of 99.148% of the principal amount thereof plus accrued interest from August 3, 2004 to the Closing Date of the Notes set forth opposite the names of the several Purchasers in Schedule A hereto.

      The Company will deliver against payment of the purchase price the Notes in the form of one or more permanent global Notes in definitive form (the "GLOBAL NOTES") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global Notes will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Notes shall be made by the Purchasers in Federal (same day) funds by wire transfer to an account at a bank specified by the Company and acceptable to the Representatives to the order of the Company at the office of Simpson Thacher & Bartlett LLP, New York, New York at 9:00 A.M. (New York time), on August 3, 2004, or at such other time not later than seven full business days thereafter as the Representatives and the Company determine, such time being herein referred to as the "CLOSING DATE", against delivery to the Trustee as custodian for DTC of the Global Notes representing all of the Notes. The Global Notes will be made available for checking at the above office of Simpson Thacher & Bartlett LLP at least 24 hours prior to the Closing Date.

      4. Representations by Purchasers; Resale by Purchasers

            (a) Each Purchaser, severally and not jointly, represents and warrants that such Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a "QIB"). Each Purchaser, severally and not jointly, agrees with the Company that:

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                        (1) it is purchasing the Securities pursuant to a
            private sale exemption from registration under the Securities Act;

                        (2) it has not solicited offers for, or offered or sold,
            and will not solicit offers for, or offer or sell, Securities by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and

                        (3) it has solicited and will solicit offers for such
            Securities only from, and has offered or sold and will offer such Securities only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, QIBs and (B) in the case of offers outside the United States, to persons other than "U.S. persons" ("FOREIGN PURCHASERS," which term shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for foreign beneficial owners (other than an estate or trust)) in "offshore transactions" (as such terms are defined in Regulation S) in compliance with Regulation S under the Securities Act.

            (b) Each Purchaser, severally and not jointly, represents, warrants, and agrees with respect to offers and sales outside the United States that:

                        (1) such Purchaser understands that no action has been
            or will be taken in any jurisdiction by the Company or the Guarantors that would permit a public offering of the Securities, or possession or distribution of either Offering Document or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required;

                        (2) such Purchaser has complied and will comply with all
            applicable laws and regulations in each jurisdiction in which it acquires, offers, sells or delivers Securities or has in its possession or distributes either Memorandum or any such other material, in all cases at its own expense;

                        (3) the Securities have not been registered under the
            Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Rule 144A or Regulation S under the Securities Act or pursuant to another exemption from the registration requirements of the Securities Act;

                        (4) such Purchaser has offered the Securities and will
            offer and sell the Securities (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, only in accordance with Rule 903 of Regulation S or as otherwise permitted in Section 4(a); accordingly, neither such Purchaser, its affiliates nor any persons acting on its or their behalf have engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and any such Purchaser, its affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S; and

                        (5) such Purchaser agrees that, at or prior to
            confirmation of sales of the Securities, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

                  "The securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until

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                  40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meaning given to them by Regulation S."

      Terms used in this Section 4(b) have the meanings given to them by Regulation S.

            (c) Each of the Purchasers severally represents and agrees that (i) it has not offered or sold and, prior to the date six months after the date of issuance of the Notes, will not offer or sell any Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995 (as amended); (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000) received by it in connection with the issue or sale of any Notes in circumstances in which Section 21(1) of the Financial Services and Markets Act 2000 does not apply to the Company or the Guarantors; and
      (iii) it has complied and will comply with all applicable provisions of the Financial Services and Markets Act 2000 with respect to anything done by it in relation to the notes in, from or otherwise involving the United Kingdom.

      5. Certain Agreements of the Company and the Guarantors. The Company and each of the Guarantors agrees with the several Purchasers that:

            (a) The Company will advise the Representatives promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without the Representatives' consent, which consent will not be unreasonably withheld or delayed. If, at any time prior to the completion of the resale of the Securities by the Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company promptly will notify the Representatives of such event (whereupon the Purchasers shall promptly cease using the Offering Document) and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission. Neither the Representatives' consent to, nor the Purchasers' delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

            (b) The Company will furnish to the Representatives copies of the Offering Document and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representatives request, and the Company will furnish to each of the Representatives on the date hereof one copy of the Offering Document signed by a duly authorized officer of the Company. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to the Representatives (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Securities. The Company will pay the expenses of printing and distributing to the Purchasers all such documents.

            (c) The Company will arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States as the Representatives designate and will continue such qualifications in effect so long as required for the resale of the Securities by the Purchasers, provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state or subject itself to taxation in any jurisdiction where it is not now so subject.

            (d) During the period of two years after the Closing Date, the Company will, upon request, furnish to the Representatives, each of the other Purchasers and any holder of Securities a copy of the restrictions on transfer applicable to the Securities.

            (e) During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by any of them.

            (f) During the period of two years after the Closing Date, neither the Company nor any Guarantor will be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

            (g) The Company will use the proceeds received from the sale of the Securities in the manner specified in the Final Offering Document under the caption "Use of Proceeds."

            (h) The Company will obtain the approval of DTC for "book-entry" transfer of the Notes, and comply with all of the agreements set forth in the representations letters of the Company to DTC relating to the approval by DTC of the Notes for "book-entry" transfer.

            (i) The Company and the Guarantors will pay all expenses incidental to the performance of its obligations under this Agreement, the Indenture and the Registration Rights Agreement including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Securities, the preparation and printing of this Agreement, the Registration Rights Agreement, the Indenture, the Securities, the Preliminary Offering Document, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Securities and as applicable, the Exchange Securities; (iii) any expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Securities for sale under the laws of such jurisdictions in the United States as the Representatives designate, subject to the limitations set forth in Section 5(c), and the printing of memoranda relating thereto,
      (iv) any fees charged by investment rating agencies for the rating of the Securities, (v) the fees and expenses of their legal counsel and accountants, (vi) all expenses incurred in connection with the performance by the Company and the Guarantors of their obligations under the Registration Rights Agreement; and (vii) any expenses incurred in distributing the Preliminary Offering Document or the Offering Document (including any amendments and supplements thereto) to the Purchasers.

            (j) In connection with the offering, until the Representatives shall have notified the Company and the other Purchasers of the completion of the resale of the Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Securities or attempt to induce any person to purchase any Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Securities.

            (k) Neither the Company nor any affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

      6. Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Securities on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company and the Guarantors herein, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof, to the performance by the Company and the Guarantors of their obligations hereunder and to the following additional conditions precedent:

            (a) The Purchasers shall have received a letter, dated the date of this Agreement, from Ernst & Young LLP in agreed form confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder ("RULES AND REGULATIONS") and to the effect that:

                  (i) in their opinion the financial statements examined by them and incorporated by reference in the Offering Document and in the Exchange Act Reports comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

                  (ii) they have performed the procedures specified by the
            Public Company Accounting Oversight Board for a review of interim financial information as described in AU 772, Interim Financial Information, on the unaudited financial information incorporated by reference in the Offering Document and in the Exchange Act Reports;

                  (iii) on the basis of the review referred to in clause (ii)
            above, a reading of the latest available interim financial information of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                        (A) the unaudited financial information and summary of
                  earnings incorporated by reference in Offering Document or in the Exchange Act Reports do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations or any material modifications should be made to unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                        (B) the unaudited consolidated net sales, net income and
                  income before extraordinary items and net income per share amounts for the 6-month periods ended July 3, 2004 and June 28, 2003 incorporated by reference in the Offering Document were not determined on a basis substantially consistent with that of the corresponding amounts in the audited statements of income; or

                        (C) at the date of the latest available balance sheet
                  read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any decrease in the capital stock or any increase in long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included or incorporated by reference in the Offering Document or the Exchange Act Reports;

            except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the Offering Document and Exchange Act Reports disclose have occurred or may occur or which are described in such letter; and

                        (iv) they have compared specified dollar amounts (or
                  percentages derived from such dollar amounts) and other financial information contained in the Offering Document and the Exchange Act Reports (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

            (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Securities; (ii) any downgrading in the rating of any debt securities (including convertible debt securities) of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities (including convertible debt securities) of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement that the Company has been placed on negative outlook; (iii) any change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of the Representatives, be likely to prejudice materially the success of the proposed issue, sale or distribution of the Securities, whether in the primary market or in respect of dealings in the secondary market, (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or, New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States or (vii) any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration of war by Congress or any other national or international calamity or emergency if, in the judgment of the Representatives, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Securities.

            (c) The Purchasers shall have received an opinion, dated the Closing Date, of Winston & Strawn LLP, counsel for the Company, that (subject to customary qualifications and exceptions):

                  (i) The Company, and each of the Guarantors that are organized in Delaware (the "DELAWARE GUARANTORS"), is a business entity duly incorporated or formed, as applicable, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business and in good standing as a foreign corporation, foreign limited liability company or foreign limited partnership, as applicable, in each other jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not have a Material Adverse Effect; and the Company and each of the Delaware Guarantors has all corporate, limited liability company or limited partnership power and authority, as applicable, necessary to own or hold its properties and to conduct the business in which it is engaged as described in the Offering Document;

                  (ii) The Purchase Agreement has been duly authorized by all necessary corporate, limited liability company or partnership action, as applicable, on the part of the Company and each of the Delaware Guarantors, and has been duly executed and delivered by the Company and the Guarantors;

                  (iii) The Registration Rights Agreement has been duly
            authorized by all necessary corporate, limited liability company or limited partnership action, as applicable, on the part of the Company and each of the Delaware Guarantors, has been duly executed and delivered by the Company and the Guarantors and constitutes a valid and legally binding agreement, enforceable against the Company and each of the Guarantors in accordance with its terms;

                  (iv) The Indenture has been duly authorized by all necessary corporate, limited liability company or limited partnership action, as applicable, on the part of the Company and each of the Delaware Guarantors, has been duly executed and delivered by the Company and the Guarantors and constitutes a valid and legally binding agreement, enforceable against the Company and each of the Guarantors in accordance with its terms;

                  (v) The Notes have been duly authorized by all necessary
            corporate action of the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Purchasers in accordance with the terms of the Purchase Agreement, will be valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture;

                  (vi) The Guarantees have been duly authorized by all necessary corporate, limited liability company or limited partnership action, as applicable, by each of the Delaware Guarantors and, when the Notes are authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Purchasers in accordance with the terms of the Purchase Agreement, the Guarantees will be valid and legally binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms and entitled to the benefits of the Indenture;

                  (vii) The statements made in the Offering Document under the caption "Description of the notes," insofar as such statements purport to constitute summaries of the legal matters or the terms of certain documents referred to therein, fairly present the information with respect to such legal matters and terms of such documents and fairly summarize the matters referred to therein, in each case, in all material respects;

                  (viii) The statements made in the Offering Document under the caption "Certain United States federal income tax consequences," insofar as such statements purport to constitute a summary of the United States federal tax laws referred to therein, are accurate and present a fair summary of the United States federal tax laws referred to therein, in each case, in all material respects;

                  (ix) Neither the Company nor any of the Guarantors is and,
            immediately after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Document, will be an "investment company" as such term is defined in the Investment Company Act;

                  (x) Assuming the accuracy of the representations and
            warranties, and the performance of the covenants, of the Company, the Guarantors and the Purchasers contained in this Agreement, no registration under the Securities Act of the Securities is required in connection with the sale of the Securities to the Purchasers as contemplated by the Purchase Agreement and the Offering Document or in connection with the initial resale of the Securities by the Purchasers in the manner contemplated by the Purchase Agreement and the Offering Document, and, prior to the effectiveness of a Registration Statement, the Indenture is not required to be qualified under the Trust Indenture Act; and

                  (xi) No consent, approval, authorization or order of, or
            filing with, any governmental body or agency or any court of the State of New York or the United States of America or in relation to the Delaware General Corporation Law, the Delaware Limited Liability Company Act or the Delaware Revised Uniform Limited Partnership Act is required for the performance by the Company under the Purchase Agreement, the Registration Rights Agreement and the Indenture in connection with the issuance or sale of the Notes (except such filings, consents, authorizations, permits, orders and other matters which may be required under (a) applicable "blue sky" or state securities laws or the laws of any country other than the United States in connection with the offer and sale of the Notes and (b) Federal and state securities laws with respect to the obligations of the Company under the Registration Rights Agreement, as to which no opinion need be expressed);

            In addition, such counsel shall state that they have participated in conferences with officers and representatives of the Company, representatives of the independent public accountants of the Company, and representatives of the Representatives at which the contents of the Offering Document and related matters were discussed, they have not independently verified and are not passing upon and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Document (except as set forth in paragraphs (vii) and (viii) above), and have made no independent check or verification thereof. However, based on the foregoing, no facts have come to their attention which caused them to believe that the Offering Document (including the Exchange Act Reports incorporated by reference therein filed prior to the Closing Date) as of its date and at such Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel will express no belief as to the financial statements or other financial data and accounting information included or incorporated by reference in or omitted from the Offering Document).

            (d) The Purchasers shall have received an opinion, dated such Closing Date, of Daniel A. Ninivaggi, general counsel of the Company, that (subject to customary qualifications and exceptions):

                  (i) Except as otherwise disclosed in the Offering Memorandum, the capital stock, membership interests and partnership interests, as the case may be, of each of the Delaware Guarantors is owned, directly or through subsidiaries, by the Company, free and clear of all liens, encumbrances and defects, except for those liens and encumbrances permitted under the terms of the Indenture;

                  (ii) The execution, delivery and performance of the Company and each of the Delaware Guarantors of its obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Securities (in the case of the Company) and the Guarantees (in the case of each of the Delaware Guarantors) and the issuance and sale of the Securities and compliance with the terms and provisions thereof, will not (a) to the best of such counsel's knowledge, violate or result in a breach in any material respect of any of the terms or provisions of any agreement or other instrument to which the Company or any of its subsidiaries is a party that is material to the Company and its subsidiaries, taken as a whole, (b) violate or result in a breach of any term of the Certificate of Incorporation, Certificate of Formation or Certificate of Limited Partnership, as applicable, of the Company or any of the Delaware Guarantors, each as currently in effect, (c) violate the By-laws of the Company or any of the Delaware Guarantors that is a corporation, each as currently in effect, the Operating Agreement of Lear Technologies LLC, as currently in effect, the Limited Partnership Agreement of Lear Midwest Automotive, Limited Partnership, as currently in effect or (d) violate or contravene any applicable law or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of the Delaware Guarantors;

                  (iii) The Company has full power and authority to authorize, issue and sell the Notes as contemplated by this Agreement; and

                  (iv) Except as disclosed in the Offering Document, there is no legal or governmental proceeding pending or, to the best knowledge of such counsel, after due inquiry, threatened to which the Company or any of its subsidiaries is a party, or to which any of their respective properties are subject, other than proceedings which such counsel believes would not reasonably be expected to have a material adverse effect upon the Company and its subsidiaries, taken as a whole.

            (e) The Purchasers shall have received an opinion, dated the Closing Date, of Baker & McKenzie, S.C., counsel for Lear Corporation Mexico S.A. de C.V., and of Squire, Sanders & Dempsey L.L.P., counsel for Lear Automotive (EEDS) Spain S.L., that (subject to customary qualifications and exceptions):

                  (i) The relevant Guarantor has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as presently conducted;

                  (ii) This Agreement, the Indenture and the Registration Rights
            Agreement have been duly authorized, executed and delivered by the relevant Guarantor; the Guarantees issued on the Closing Date have been duly authorized, executed, authenticated, and issued; and the Indenture, the Registration Rights Agreement, and the Guarantees delivered on the Closing Date constitute valid and legally binding obligations of such Guarantor enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (iii) No consent, approval, authorization or order of, or
            filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, the Registration Rights Agreement and the Indenture in connection with the issuance and sale of the Notes by the Company and the issuance of the Guarantees by the relevant Guarantor, except such as may be required under state securities laws except for the order of the Commission declaring the Registration Statement effective; and

                  (iv) The execution, delivery and performance of the Indenture, this Agreement and the Registration Rights Agreement by the relevant Guarantor, and the issuance and sale of the Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over such Guarantor or any of its properties, or any agreement or instrument to which such Guarantor is a party or by which such Guarantor or any of its subsidiaries is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of such Guarantor or any of its subsidiaries, and such Guarantor has full power and authority to authorize and issue the Guarantees as contemplated by this Agreement.

            (f) The Purchasers shall have received from Simpson Thacher & Bartlett LLP, counsel for the Purchasers, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Company, the validity of the Securities, the Offering Memorandum, the exemption from registration for the offer and sale of Securities by the Company to the several Purchasers and the resales by the several Purchasers as contemplated hereby and other related matters as the

      Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (g) The Purchasers shall have received a certificate, dated the Closing Date, of the Vice Chairman, President or any Senior Vice President or Vice President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the respective dates of the most recent financial statements in the Offering Document (including the Exchange Act Reports incorporated by reference therein but exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Offering Document or as described in such certificate.

            (h) The Purchasers shall have received a letter, dated the Closing Date, of Ernst & Young LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection.

            (i) The Purchasers and their counsel shall have received such other documents and certifications as they may reasonably request.

            Documents described as being "in the agreed form" are documents that are in the forms which have been initialed for the purpose of identification by Simpson Thacher & Bartlett LLP, copies of which are held by the Company and the Representatives, with such changes as the Representatives may approve.

            The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. The Representatives may in their sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder.

      7. Indemnification and Contribution.

            (a) Each of the Company and the Guarantors jointly and severally will indemnify and hold harmless each Purchaser, its partners, directors and officers and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, including any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Company nor the Guarantors will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Purchaser through the Representatives specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.

            (b) The Purchasers will severally and not jointly indemnify and hold harmless the Company and the Guarantors, their directors and officers and each person, if any, who controls the Company or the Guarantors within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which the Company or any Guarantor may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Purchaser through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company or any Guarantor in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of (i) the following information in the Offering Document: the third paragraph under the caption "Plan of distribution"; provided, however, that the Purchasers shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company's failure to perform its obligations under Section 5(a) of this Agreement.

            (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In any such proceeding, the indemnifying party shall be entitled to participate in such proceeding and, to the extent that it so elects, jointly with any other similarly notified indemnifying party, to assume the defense thereof, subject to the right of the indemnified party to retain its own counsel, be separately represented and to direct its own defense if (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party has been advised by counsel that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. In any proceeding described in clause (i) or (ii) of the preceding sentence, the fees and expenses of counsel retained by the indemnified party shall be at the expense of the indemnifying party. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified parties in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (i) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

            (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or
      (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause
      (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchasers from the Company under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantors or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection
      (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

            (e) The obligations of the Company and the Guarantors under this Section shall be in addition to any liability which the Company and the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company and each Guarantor within the meaning of the Securities Act or the Exchange Act.

      8. Default of Purchasers. If any Purchaser or Purchasers default in their obligations to purchase Securities hereunder on the Closing Date and the aggregate principal amount at maturity of Securities that such defaulting Purchaser or Purchasers agreed but failed to purchase does not exceed 10% of the total principal amount Securities that the Purchasers are obligated to purchase on the Closing Date, the Representatives may make arrangements satisfactory to the Company for the purchase of such Securities by other persons, including any of the Purchasers, but if no such arrangements are made by the Closing Date, the non-defaulting Purchasers shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Securities that such defaulting Purchasers agreed but failed to purchase on the Closing Date. If any Purchaser or Purchasers so default and the aggregate principal amount at maturity of Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Securities that the Purchasers are obligated to purchase on the Closing Date and arrangements satisfactory to the Representatives and the Company for the purchase of such Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Purchaser or the Company, except as provided in Section 9. As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve a defaulting Purchaser from liability for its default.

      9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Guarantors or their officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Company, the Guarantors or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Securities by the Purchasers is not consummated, the Company and the Guarantors shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Guarantors and the Purchasers pursuant to Section 7 shall remain in effect and if any Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Securities by the Purchasers is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii),
(iv), (v), (vi) or (vii) of Section 6(b), the Company and the Guarantors will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities.

      10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers, will be mailed, delivered or telegraphed and confirmed to the Purchasers, c/o J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: High Grade Syndicate Desk and Merrill Lynch, Pierce, Fenner & Smith Incorporated, World Financial Center, 250 Vesey Street, New York, New York 10080, Attention: Paul Nagle, with a copy, which shall not constitute notice of the Purchasers, to Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, NY 10017 Attention: John D. Lobrano, or, if sent to the Company or the Guarantors, will be mailed, delivered or telegraphed and confirmed to it at Lear Corporation, 21557 Telegraph Road, Southfield, MI 48034, Attention: David Wajsgras, with a copy, which shall not constitute notice to the Company or the Guarantors, to Winston & Strawn LLP, 35 W. Wacker Drive, Chicago, IL 60601,
Attention: John L. MacCarthy; provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

      11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties thereto.

      12. Representation of Purchasers. J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representatives, will act for the several Purchasers in connection with this purchase, and any action under this Agreement taken by you will be binding upon all the Purchasers.

      13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. The Company and each of the Guarantors hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

      If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement among the Company, the Guarantors and the several Purchasers in accordance with its terms.

                                           Very truly yours,

                                           LEAR CORPORATION

                                           By /s/ David C. Wajsgras
                                              ----------------------------------
                                           Title Senior Vice President and
                                                 Chief Financial Officer

                                           LEAR OPERATIONS CORPORATION

                                           By /s/ David C. Wajsgras
                                              ----------------------------------
                                           Title Vice President

                                           LEAR SEATING HOLDINGS CORP. #50

                                           By /s/ David C. Wajsgras
                                              ----------------------------------
                                           Title Vice President and Treasurer

                                           LEAR CORPORATION EEDS AND INTERIORS

                                           By /s/ David C. Wajsgras
                                              ----------------------------------
                                           Title Vice President and
                                                 Chief Financial Officer

                                           LEAR TECHNOLOGIES, LLC

                                           By /s/ David C. Wajsgras
                                              ----------------------------------
                                           Title Senior Vice President and
                                                 Chief Financial Officer of Lear
                                                 Corporation, its Sole Member

                                           LEAR MIDWEST AUTOMOTIVE, LIMITED
                                           PARTNERSHIP

                                           By /s/ David C. Wajsgras
                                              ----------------------------------
                                           Title Vice President and Treasurer of
                                                 Lear Corporation Mendon,
                                                 its General Partner

                                           LEAR AUTOMOTIVE (EEDS) SPAIN S.L.

                                           By /s/ David C. Wajsgras
                                              ----------------------------------
                                           Title By Power of Attorney

                                           LEAR CORPORATION MEXICO, S.A. DE C.V.

                                           By /s/ David C. Wajsgras
                                              ----------------------------------
                                           Title By Power of Attorney

The foregoing Purchase Agreement
  is hereby confirmed and accepted
  as of the date first above written.

J.P. MORGAN SECURITIES INC.

By /s/ Maria Sramek
  -----------------------------------
Title Vice President

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
             INCORPORATED

By /s/ Paul Nagle
  -----------------------------------
Title Managing Director

Acting on behalf of itself
and as the Representatives
of the several Purchasers

                                   SCHEDULE A

                                                                   PRINCIPAL AMOUNT OF
                          PURCHASER                                       NOTES
                          ---------                                       -----
J.P. Morgan Securities Inc.......................................     $ 140,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated...............       140,000,000
Banc of America Securities LLC...................................        40,000,000
Deutsche Bank Securities Inc.....................................        40,000,000
ABN AMRO Incorporated............................................        11,428,000
BNP Paribas Securities Corp......................................        11,428,000
Calyon Securities (USA) Inc......................................        11,432,000
Mizuho International plc.........................................        11,428,000
Scotia Capital (USA) Inc.........................................        11,428,000
SunTrust Capital Markets, Inc....................................        11,428,000
Wachovia Capital Markets, LLC....................................        11,428,000
                                                                      -------------
                          Total..................................     $ 400,000,000
                                                                      =============

                                   SCHEDULE B

                                   Guarantors

                    Name                               Jurisdiction of Organization
                    ----                               ----------------------------
Lear Operations Corporation                            Delaware

Lear Seating Holdings Corp. #50                        Delaware

Lear Corporation EEDS and Interiors                    Delaware

Lear Technologies, LLC                                 Delaware

Lear Midwest Automotive, Limited Partnership           Delaware

Lear Automotive (EEDS) Spain S.L.                      Spain

Lear Corporation Mexico, S.A. de C.V.                  Mexico